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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT
                        UNDER SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





                                  May 12, 1998
                                 Date of Report
                        (Date of earliest event reported)





                       MULTIPLE ZONES INTERNATIONAL, INC.
                       ----------------------------------
             (Exact name of registrant as specified on its charter)


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
        Washington                  0-28488                   91-1431894
        ----------                 --------                   ----------
(State or other jurisdiction   (Commission file no.)       (I.R.S. employer
      of incorporation)                                    identification no.)

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                               707 South Grady Way
                              Renton, WA 98055-3233
                              ----------------------
          (Address of principal executive offices, including zip code)



                                 (425) 430-3000
                                 ---------------
              (Registrant's telephone number, including area code)


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                       INFORMATION INCLUDED IN THIS REPORT


ITEM 1. CHANGES IN CONTROL OF REGISTRANT.  Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.  Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.  Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.  Not Applicable.

ITEM 5. OTHER EVENTS. Reference is made to the press release issued to the public by the registrant on May 12, 1998, the text of which is attached hereto as an exhibit, for a description of the events reported pursuant to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)    Exhibits

        99.1. Text of press release dated May 12, 1998.











                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Multiple Zones International, Inc.


Date:  May 20, 1998                  By:  /s/  Peter J. Biere
       ------------                     ---------------------
                                        Peter J. Biere, Senior Vice President -
                                        Finance and Chief Financial Officer


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                                INDEX OF EXHIBITS

EXHIBIT NO.                                 DOCUMENT                                   PAGE
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
      99.1                   Text of Press Release dated May 12, 1998                     4
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